                                                               Exhibit 10.81

                                     RECEIPT

         The undersigned hereby acknowledges receipt of the Quit Claim Assignment of Rights to Common Stock, the Power of Attorney to Transfer Stock, together with an Affidavit of Lost Stock Certificate with respect to Certificate No. FTB5025 of Crown NorthCorp, Inc., a Quit Claim Assignment relating to Strategic Realty Capital Corp., and the following certificates for shares of Crown NorthCorp, Inc., with executed blank Powers of Attorney To Transfer Stock, attached:


CERTIFICATE NO.           CLASS                                    SHARES
---------------           -----                                    ------
AA-1                      Series AA Convertible Preferred                 1
NC3223                    Common                                  1,000,000
FTB5013                   Common                                    140,255
FTB5014                   Common                                     10,681


                                                   CROWN NORTHCORP, INC.



                                                    By:  /s/ H. E. Cooke
                                                       ----------------------
                                                    Its:  President & COO
                                                       ----------------------
                                                    Date: December 22, 1999